Subsequent Events	6 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

15.    Subsequent Events

On February 8, 2023, at the meeting of the Company’s board of directors, the following resolutions were approved:

•        The Company extended the post-termination exercise period from ninety days to three years for certain vested stock options held by an executive officer who is departing from the Company.

•        The Company waived the performance vesting conditions associated with RSUs granted to employees and consultants under the 2018 Plan. From the effective date of the board resolution, the affected RSUs vest solely based on the service condition associated with the RSUs.

The Company expects to record increased stock-based compensation expense, beginning in the third quarter of fiscal year 2023 attributable to the modifications to the stock options and RSUs, and any associated earnout compensation effects.